UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

August 6, 2010

ATLANTIC GREEN POWER HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-143352 (Commission File Number)	20-8901634 (IRS Employer Identification Number)
Bayport One Suite 455 8025 Black Horse Pike West Atlantic City, New Jersey 08232 (Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (609) 241-6027

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         ☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
         ☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.         Entry into a Material Definitive Agreement.

Atlantic Green Power Corporation (“Atlantic”), the wholly-owned subsidiary of Atlantic Green Power Holding Company (the “Company”), previously entered into a Ground Lease Agreement (the “Ground Lease”) with Edward J. Stella, Jr., Vice President of Project Development and a director of the Company and Atlantic, pursuant to which Atlantic leased from Mr. Stella two tracts of real property aggregating approximately 700 acres in Upper Pittsgrove Township, New Jersey for the development and construction of a solar farm.  The Ground Lease was effective as of November 30, 2009.

As disclosed in the Company’s Current Report on Form 8-K, dated July 20, 2010 and filed with the Securities and Exchange Commission on the same date, on July 15, 2010, the Company received final site plan approval for the development of a solar farm on the 90-acre eastern tract leased pursuant to the Ground Lease.  In light of this development, on August 6, 2010, Atlantic and Mr. Stella restructured the Ground Lease into two separate lease agreements, each relating to one of the two tracts of property leased by Atlantic pursuant to the original Ground Lease: the East Tract Ground Lease Agreement relating to the 130-acre eastern tract, of which approximately 90 acres are suitable for development of a solar farm, and the West Tract Ground Lease Agreement relating to the 520-acre western tract, of which approximately 422 acres are suitable for development of a solar farm.  Each of these lease agreements was negotiated at arm’s length.  The East Tract Ground Lease Agreement and the West Tract Ground Lease Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	East Tract Ground Lease Agreement between Edward J. Stella, Jr. and Atlantic Green Power Corporation dated August 6, 2010.*
10.2	West Tract Ground Lease Agreement between Edward J. Stella, Jr. and Atlantic Green Power Corporation dated August 6, 2010.*

*Information has been omitted from this exhibit and is subject to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC GREEN POWER HOLDING COMPANY
(Registrant)

By:	/s/ Robert Demos, Jr.
Robert Demos, Jr.
President and Chief Executive Officer

Date:  August 12, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	East Tract Ground Lease Agreement between Edward J. Stella, Jr. and Atlantic Green Power Corporation dated August 6, 2010.*
10.2	West Tract Ground Lease Agreement between Edward J. Stella, Jr. and Atlantic Green Power Corporation dated August 6, 2010.*

*Information has been omitted from this exhibit and is subject to a request for confidential treatment.